PAGE <1>

                                EXHIBIT 10E

                                                           [EXECUTION COPY]


                AMENDMENT NO. 1 TO 3-YEAR CREDIT AGREEMENT

       AMENDMENT No. 1 dated as of September 29, 1995 among
POLICY MANAGEMENT SYSTEMS CORPORATION (the "Borrower"), the BANKS listed on the signature pages hereof and MORGAN GUARANTY TRUST
COMPANY OF NEW YORK, as Agent.

                           W I T N E S S E T H :

       WHEREAS, the parties hereto have heretofore entered into a 3-Year Credit Agreement dated as of August 11, 1995 (as amended, the "Agreement"); and

       WHEREAS, the Borrower has asked the Banks, and the Banks are willing, on the terms and conditions set forth below, to amend the Agreement as set forth herein;

       NOW, THEREFORE, the parties hereto agree as follows:

       SECTION 1. Definitions. Unless otherwise specifically defined herein, each term used herein that is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

       SECTION 2. Additional Guarantor. As of the date hereof, Policy Management Systems Investments, Inc., a Delaware corporation, shall be a "Guarantor" under the Agreement, and shall be subject to all of the obligations of a Guarantor thereunder, and by executing this Amendment, Policy Management Systems Investments, Inc. shall be deemed to have executed a supplement to the Agreement complying with the requirements of
Section 5.17 of the Agreement.

       SECTION 3.  New York Law.  This Amendment shall be
governed by and construed in accordance with the laws of the State of New York.

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       SECTION 4.  Counterparts; Effectiveness.  This Amendment
may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective upon receipt by the Agent of duly executed counterparts hereof signed by the Borrower, Policy Management Systems Investments, Inc. and the Required Banks.

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       IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed as of the date first above written.

                 POLICY MANAGEMENT SYSTEMS CORPORATION


                 By____________________
                   Name:
                   Title:


                 POLICY MANAGEMENT SYSTEMS INVESTMENTS, INC.,
                   as Guarantor

                 By____________________
                   Name:
                   Title:


                 MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                 By____________________
                   Name:
                   Title:


                 FIRST UNION NATIONAL BANK OF SOUTH CAROLINA


                 By____________________
                   Name:
                   Title:


                 WACHOVIA BANK OF SOUTH CAROLINA, N.A.


                 By ____________________
                   Name:
                   Title:

                 BANK OF AMERICA ILLINOIS



                 By____________________
                   Name:
                   Title:


                 COMMERZBANK AKTIENGESELLSCHAFT, ATLANTA AGENCY


                 By____________________
                   Name:
                   Title:


                 By____________________
                   Name:
                   Title:


                 THE DAI-ICHI KANGYO BANK LTD., ATLANTA AGENCY


                 By____________________
                   Name:
                   Title:


                 NBD BANK


                 By____________________
                   Name:
                   Title:


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                 DEUTSCHE BANK AG NEW YORK AND/OR CAYMAN ISLANDS
                   BRANCHES


                 By____________________
                   Name:
                   Title:


                 By____________________
                   Name:
                   Title:


                 THE FUJI BANK, LIMITED, ATLANTA AGENCY


                 By____________________
                   Name:
                   Title:


Acknowledged by:


                 POLICY MANAGEMENT SYSTEMS CANADA, LTD.


                 By____________________
                   Name:
                   Title:


                 CYBERTEK CORPORATION


                 By____________________
                   Name:
                   Title:


                 POLICY MANAGEMENT SYSTEMS INTERNATIONAL, LTD.


                 By____________________
                   Name:
                   Title:


                 PMSI, L.P.
                   By POLICY MANAGEMENT SYSTEMS CORPORATION;
                   its General Partner


                 By____________________
                   Name:
                   Title:


                 CYBERTEK SOLUTIONS, L.P.
                   By POLICY MANAGEMENT SYSTEMS CORPORATION;
                   its General Partner


                 By____________________
                   Name:
                   Title: